UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    November 30, 2000

                         CAPITAL AUTO RECEIVABLES, INC.
             =======================================================
             (Exact name of registrant as specified in its charter)


         Delaware                       333-06039                38-3082892
===============================        ===========          ===================
(State or other jurisdiction of        Commission           (I.R.S. Employer
incorporation or organization)         File Number          Identification No.)


Corporation Trust Center
1209 Orange Street, Wilmington, DE                               19801
=====================================                          ==========
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code             302-658-7581
                                                               ============

Items 1-4.              Not Applicable.

Item 5.                 Other Events

                              On November 28, the registrant made available to prospective investors a series term sheet
                              setting   forth   a   description   of   the
                              collateral pool and the proposed  structure.
                              Capital Auto Receivables  Asset Trust 2000-2
                              will issue the  following:  Class A-1 _____%
                              Asset   Backed   Notes   in  the   Aggregate
                              Principal Amount of $463,000,000,  Class A-2
                              _____% Asset  Backed Notes in the  Aggregate
                              Principal Amount of $362,000,000,  Class A-3
                              Asset   Backed   Notes   in  the   Aggregate
                              Principal Amount of $267,000,000,  Class A-4
                              ____% Asset  Backed  Notes in the  Aggregate
                              Principal Amount of $351,284,000, a Floating Rate Initial Variable Pay Revolving Note in the Aggregate Principal Amount of $557,000,000 and ____% Asset Backed Certificates with an aggregate initial Certificate Balance of $61,865,214.52. Only the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes are being offered for sale. Capital Auto Receivables, Inc. will initially retain 100% of the Certificates. The term sheet is attached hereto as Exhibit 99.






Item 6.                 Not applicable.

Item 7.                 Exhibits.

Exhibit 99. The following is filed as an Exhibit to this Report under Exhibit 99.

                              Series Term Sheet dated November 28,2000 with respect to the proposed issuance of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes, the Initial Variable Pay Revolving Note and the Asset Backed Certificates of Capital Auto Receivables Asset Trust 2000-2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CAPITAL AUTO RECEIVABLES, INC.
                                        ========================================
                                                 (Registrant)

                                        s/ WILLIAM F. MUIR
                                        ========================================
Dated: November 30, 2000                William F. Muir, Chairman of the Board



                                        s/ JOHN D. FINNEGAN
                                        ========================================
Dated: November 30, 2000                John D. Finnegan, President and Director